     DEAN WITTER SELECT DIMENSIONS MONEY MARKET

     Exhibit 16: Schedule for computation of each performance quotation provided in the Statement of Additional Information.



(16) The Trust's current yield for the seven days ending
     December 31, 1996

     (A-B)   x   365/N

     (1.000962 -1)  x  365/7      =     5.02%

     The Trust's effective annualized yield for the seven days ending December 31, 1996

     365/N
     A                    - 1

     365/7
     1.000962  - 1  5.14%




     A =  Value of  a share of the Trust at end of period.
     B =  Value of  a share of the Trust at beginning of period.
     N =  Number of days in the  period.

TCW/DW SELECT DIMENSIONS--NORTH AMERICAN GOVERNMENT

SCHEDULE OF COMPUTATION OF YIELD QUOTATION

                                WITH  FEE  WAIVER

                                DECEMBER 31, 1996



                              6
YIELD = 2 { [ ((a-b) /cd)  +1]  -1}



WHERE: a = Dividends and interest earned during the period b = Expenses accrued for the period c = The average daily number of shares outstanding during the period that were entitled to receive dividends
          d = The maximum offering price per share on the last day of the period


                                                                6
YIELD = 2 { [ ((21,033.4 - 2,717.43) /420,419.364 X 10.0335) +1]  -1}

               = 5.27%

TCW/DW SELECT DIMENSIONS--NORTH AMERICAN GOVERNMENT

SCHEDULE OF COMPUTATION OF YIELD QUOTATION

                               WITHOUT FEE WAIVER

                               DECEMBER 31, 1996



                              6
YIELD = 2 { [ ((a-b) /cd)  +1]  -1}



WHERE: a = Dividends and interest earned during the period b = Expenses accrued for the period c = The average daily number of shares outstanding during the period that were entitled to receive dividends
          d = The maximum offering price per share on the last day of the period


                                                                6
YIELD = 2 { [ ((21,033.4 - 6,373.92) /420,419.364 X 10.0335) +1]  -1}

                         = 4.21%

                   SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                           DW SLC-DIVERSIFIED INCOME
                           30 day Yield as of 12/31/96

                                   With waiver


                               6
YIELD = 2{ [ ((a-b)/c * d) + 1] -1}



WHERE:     a = Dividends and interest earned during the period

           b = Expenses accrued for the period

           c = The average daily number of shares outstanding during the period that were entitled to receive dividends

           d = The maximum offering price per share on the last day of the period


                                                             6
YIELD = 2{[((204,101.13-13,561.66)/2,921,478.650*10.25455)+1] -1}

                         =    7.754537%

                   SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                           DW SLC-DIVERSIFIED INCOME
                           30 day Yield as of 12/31/96

                                 Without waiver


                               6
YIELD = 2{ [ ((a-b)/c * d) + 1] -1}


WHERE:     a = Dividends and interest earned during the period

           b = Expenses accrued for the period

           c = The average daily number of shares outstanding during the period that were entitled to receive dividends

           d = The maximum offering price per share on the last day of the period


                                                              6
YIELD = 2{ [(( 204,101.13-23,779.67)/2,921,478.65*10.25455)+1] -1}

          =    7.332425%

                              SELECT BALANCED FUND
                               WITH EXPENSE WAIVER
                   SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                                    12/31/96

                              6
YIELD = 2 { [ ((a-b) /cd)  +1]  -1}



WHERE: a = Dividends and interest earned during the period b = Expenses accrued for the period c = The average daily number of shares outstanding during the period that were entitled to receive dividends
          d = The maximum offering price per share on the last day of the period


                                                                  6
YIELD = 2 { [ ((101,991.38 - 15,560.02) /2,898,170.305 X 13.04174) +1] -1}

                         =    2.76%

                              SELECT BALANCED FUND
                             WITHOUT EXPENSE WAIVER
                   SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                                    12/31/96

                              6
YIELD = 2 { [ ((a-b) /cd)  +1]  -1}



WHERE: a = Dividends and interest earned during the period b = Expenses accrued for the period c = The average daily number of shares outstanding during the period that were entitled to receive dividends
          d = The maximum offering price per share on the last day of the period


                                                                  6
YIELD = 2 { [ ((101,991.38 - 19,964.52) /2,898,170.305 X 13.04174) +1] -1}

                         =    2.62%

               SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
  DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES - THE MONEY MARKET PORTFOLIO


(A) AVERAGE ANNUAL TOTAL RETURNS

               _                               _
               |        ______________________  |
FORMULA:       |       |                        |
               |  /\ n | ERV                    |
          T  = |    \  | -------------          |  - 1
               |     \ | P                      |
               |      \|                        |
               |_                              _|

          T = AVERAGE ANNUAL COMPOUND RETURN
          n = NUMBER OF YEARS
          ERV = ENDING REDEEMABLE VALUE
          P = INITIAL INVESTMENT

                                                                 (A)
$1,000           ERV AS OF    AGGREGATE     NUMBER OF       AVERAGE ANNUAL
INVESTED - P     31-Dec-96    TOTAL RETURN   YEARS - n      COMPOUND RETURN - T
------------    ------------  ------------  ----------      -------------------

31-Dec-95        $1,050.70      5.07%        1.00           5.07%

09-Nov-94        $1,123.30     12.33%        2.14           5.57%

(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT WAIVER OF
      FEES AND ASSUMPTION OF EXPENSES.

FORMULA
                _                _
|        ______________________  |
FORMULA:|       |                        |
        |  /\ n |  EVb           |
    tb =|    \  |-------------   |  - 1
        |     \ |   P            |
|      \|                        |
|_                              _|


     tb = AVERAGE ANNUAL COMPOUND RETURN
         (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER) n = NUMBER OF YEARS
     EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
           ASSUMED BY FUND MANAGER)
     P = INITIAL INVESTMENT


                                                              (B)
  $1,000       EVb AS OF       NUMBER OF               AVERAGE ANNUAL
INVESTED - P   31-Dec-96        YEARS - n             COMPOUND RETURN - tb
-------------------------------------------------------------------------------

09-Nov-94      $1,101.10         2.14                       4.60%


(C)       GROWTH OF $10,000
(D)       GROWTH OF $50,000
(E)       GROWTH OF $100,000

FORMULA:  G= (TR+1)*P
          G= GROWTH OF INITIAL INVESTMENT
          P= INITIAL INVESTMENT
          TR= TOTAL RETURN SINCE INCEPTION
                            (C)             (D)             (E)
                         GROWTH OF       GROWTH OF       GROWTH OF
$10,000      TOTAL       $10,000         $50,000         $100,000
INVESTED - P RETURN - TR INVESTMENT - G  INVESTMENT - G  INVESTMENT - G
-----------------------------------------------------------------------
09-Nov-94    12.33       $11,233         $56,165         $112,330

          SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES - THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO




(A) AVERAGE ANNUAL TOTAL RETURNS

               _    _
               |        ______________________  |
FORMULA:       |       |                        |
               |  /\ n | ERV                    |
          T  = |    \  | -------------          |  - 1
               |     \ | P                      |
               |      \|                        |
               |_                              _|

          T = AVERAGE ANNUAL COMPOUND RETURN
          n = NUMBER OF YEARS
          ERV = ENDING REDEEMABLE VALUE
          P = INITIAL INVESTMENT

                                                        (A)
  $1,000      ERV AS OF    AGGREGATE   NUMBER OF   AVERAGE ANNUAL
INVESTED - P  31-Dec-96    TOTAL RETURN  YEARS - n COMPOUND RETURN - T
----------------------------------------------------------------------
31-Dec-95     $1,043.50       4.35%       1.00           4.35%

09-Nov-94     $1,117.10      11.71%       2.14           5.30%

(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT WAIVER OF
      FEES AND ASSUMPTION OF EXPENSES.

                    ______________________  |
FORMULA:            |       |               |
                    |  /\ n | EVb           |
                tb =|    \  |-------------  |  - 1
                    |     \ | P             |
                    |      \|               |
                    |_                     _|

                                          _              _
              tb = AVERAGE ANNUAL COMPOUND RETURN
                   (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER)
              n = NUMBER OF YEARS
              EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
                    ASSUMED BY FUND MANAGER)
              P = INITIAL INVESTMENT


                                                       (B)
  $1,000      EVb AS OF         NUMBER OF            AVERAGE ANNUAL
INVESTED - P  31-Dec-96         YEARS - n            COMPOUND RETURN - tb
--------------------------------------------------------------------------------
31-Dec-95     $1,037.30         1.00                 3.73%

09-Nov-94     $1,107.10         2.14                 4.86%

(C)           GROWTH OF $10,000
(D)           GROWTH OF $50,000
(E)           GROWTH OF $100,000

FORMULA:      G= (TR+1)*P
              G= GROWTH OF INITIAL INVESTMENT
              P= INITIAL INVESTMENT
              TR= TOTAL RETURN SINCE INCEPTION

                            (C)             (D)             (E)
                         GROWTH OF       GROWTH OF       GROWTH OF
$10,000      TOTAL       $10,000         $50,000         $100,000
INVESTED - P RETURN - TR INVESTMENT - G  INVESTMENT - G  INVESTMENT - G
-----------------------------------------------------------------------
09-Nov-94    11.71       $11,171         $55,855         $111,710

          SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
    DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES - THE DIVERSIFIED INCOME
                                    PORTFOLIO




(A) AVERAGE ANNUAL TOTAL RETURNS

               _                       _
               |______________________  |
FORMULA:       |       |                |
               |  /\ n |ERV             |
           T  =|    \  |-------------   |  - 1
               |     \ |P               |
               |      \|                |
               |_                      _|


          T = AVERAGE ANNUAL COMPOUND RETURN
          n = NUMBER OF YEARS
          ERV = ENDING REDEEMABLE VALUE
          P = INITIAL INVESTMENT

                                                               (A)
 $1,000       ERV AS OF      AGGREGATE        NUMBER OF    AVERAGE ANNUAL
INVESTED -    31-DEC-96      TOTAL RETURN     YEARS -n     COMPOUND RETURN - T
------------------------------------------------------------------------------
31-Dec-95     $1,095.40        9.54%           1.00             9.54%

09-Nov-94     $1,180.60       18.06%           2.14             8.05%


(B)      GROWTH OF $10,000
(C)      GROWTH OF $50,000
(D)      GROWTH OF $100,000

FORMULA: G= (TR+1)*P
         G= GROWTH OF INITIAL INVESTMENT
         P= INITIAL INVESTMENT
         TR= TOTAL RETURN SINCE INCEPTION


                            (B)             (C)             (D)
                         GROWTH OF       GROWTH OF       GROWTH OF
$10,000      TOTAL       $10,000         $50,000         $100,000
INVESTED - P RETURN - TR INVESTMENT - G  INVESTMENT - G  INVESTMENT - G
-----------------------------------------------------------------------
09-Nov-94    18.06       $11,806         $59,030         $118,060

          SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
     DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES - THE BALANCED PORTFOLIO




(A) AVERAGE ANNUAL TOTAL RETURNS
               _                       _
               |______________________  |
FORMULA:       |       |                |
               |  /\ n | ERV            |
           T  =|    \  |-------------   |  - 1
               |     \ |  P             |
               |      \|                |
               |_                      _|

          T = AVERAGE ANNUAL COMPOUND RETURN
          n = NUMBER OF YEARS
          ERV = ENDING REDEEMABLE VALUE
          P = INITIAL INVESTMENT

                                                               (A)
 $1,000       ERV AS OF      AGGREGATE        NUMBER OF    AVERAGE ANNUAL
INVESTED - P  31-DEC-96      TOTAL RETURN     YEARS - n    COMPOUND RETURN -T
--------------------------------------------------------------------------------
31-Dec-95     $1,135.40         13.54%         1.00        13.54%

09-Nov-94     $1,403.30         40.33%         2.14        17.12%

(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT WAIVER OF
      FEES AND ASSUMPTION OF EXPENSES.

                    ______________________  |
FORMULA:            |       |               |
                    |  /\ n | EVb           |
                tb =|    \  |-------------  |  - 1
                    |     \ | P             |
                    |      \|               |
                    |_                     _|



           tb = AVERAGE ANNUAL COMPOUND RETURN
                (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER) n = NUMBER OF YEARS
           EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
                 BY FUND MANAGER)
           P = INITIAL INVESTMENT



                                                         (B)
  $1,000      EVb AS OF         NUMBER OF            AVERAGE ANNUAL
INVESTED - P  31-Dec-96         YEARS - n            COMPOUND RETURN - tb
--------------------------------------------------------------------------------
31-Dec-95     $1,132.80         1.00                 13.28%

09-Nov-94     $1,395.80         2.14                 16.83%

(C)           GROWTH OF $10,000
(D)           GROWTH OF $50,000
(E)           GROWTH OF $100,000

FORMULA:      G= (TR+1)*P
              G= GROWTH OF INITIAL INVESTMENT
              P= INITIAL INVESTMENT
              TR= TOTAL RETURN SINCE INCEPTION


                            (C)             (D)             (E)
                         GROWTH OF       GROWTH OF       GROWTH OF
$10,000      TOTAL       $10,000         $50,000         $100,000
INVESTED - P RETURN - TR INVESTMENT - G  INVESTMENT - G  INVESTMENT - G
-----------------------------------------------------------------------
09-Nov-94    40.33       $14,033         $70,165         $140,330

              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
    DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES - THE UTILITIES PORTFOLIO


(A) AVERAGE ANNUAL TOTAL RETURNS

               _                       _
               |______________________  |
FORMULA:       |       |                |
               |  /\ n | ERV            |
           T  =|    \  |-------------   |  - 1
               |     \ |  P             |
               |      \|                |
               |_                      _|


             T = AVERAGE ANNUAL COMPOUND RETURN
             n = NUMBER OF YEARS
             ERV = ENDING REDEEMABLE VALUE
             P = INITIAL INVESTMENT


                                                                  (A)
 $1,000       ERV AS OF      AGGREGATE        NUMBER OF    AVERAGE ANNUAL
INVESTED - P  31-DEC-96      TOTAL RETURN     YEARS - n    COMPOUND RETURN -T
--------------------------------------------------------------------------------
31-Dec-95     $1,084.80          8.48%         1.00         8.48%

09-Nov-94     $1,398.10         39.81%         2.14        16.92%

(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT WAIVER OF
      FEES AND ASSUMPTION OF EXPENSES.

                    ______________________  |
FORMULA:            |       |               |
                    |  /\ n | EVb           |
                tb =|    \  |-------------  |  - 1
                    |     \ | P             |
                    |      \|               |
                    |_                     _|


             tb = AVERAGE ANNUAL COMPOUND RETURN
                  (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER)
             n = NUMBER OF YEARS
             EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
                   ASSUMED BY FUND MANAGER)
             P = INITIAL INVESTMENT


                                                         (B)
  $1,000      EVb AS OF         NUMBER OF            AVERAGE ANNUAL
INVESTED - P  31-Dec-96         YEARS - n            COMPOUND RETURN - tb
--------------------------------------------------------------------------------
31-Dec-95     $1,082.30         1.00                  8.23%

09-Nov-94     $1,392.70         2.14                 16.71%


(C)           GROWTH OF $10,000
(D)           GROWTH OF $50,000
(E)           GROWTH OF $100,000

FORMULA:      G= (TR+1)*P
              G= GROWTH OF INITIAL INVESTMENT
              P= INITIAL INVESTMENT
              TR= TOTAL RETURN SINCE INCEPTION

                            (C)             (D)             (E)
                         GROWTH OF       GROWTH OF       GROWTH OF
$10,000      TOTAL       $10,000         $50,000         $100,000
INVESTED - P RETURN - TR INVESTMENT - G  INVESTMENT - G  INVESTMENT - G
-----------------------------------------------------------------------
09-Nov-94    39.81       $13,981         $69,905         $139,810

          SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES - THE DIVIDEND GROWTH PORTFOLIO




(A) AVERAGE ANNUAL TOTAL RETURNS

               _                       _
               |______________________  |
FORMULA:       |       |                |
               |  /\ n | ERV            |
           T  =|    \  |-------------   |  - 1
               |     \ |  P             |
               |      \|                |
               |_                      _|


          T = AVERAGE ANNUAL COMPOUND RETURN
          n = NUMBER OF YEARS
          ERV = ENDING REDEEMABLE VALUE
          P = INITIAL INVESTMENT


                                                               (A)
 $1,000       ERV AS OF      AGGREGATE        NUMBER OF    AVERAGE ANNUAL
INVESTED - P  31-DEC-96      TOTAL RETURN     YEARS - n    COMPOUND RETURN -T
--------------------------------------------------------------------------------
31-Dec-95     $1,244.90         24.49%         1.00        24.49%

09-Nov-94     $1,743.50         74.35%         2.14        29.61%


(B)      GROWTH OF $10,000
(C)      GROWTH OF $50,000
(D)      GROWTH OF $100,000

FORMULA: G= (TR+1)*P
         G= GROWTH OF INITIAL INVESTMENT
         P= INITIAL INVESTMENT
         TR= TOTAL RETURN SINCE INCEPTION

                            (B)             (C)             (D)
                         GROWTH OF       GROWTH OF       GROWTH OF
$10,000      TOTAL       $10,000         $50,000         $100,000
INVESTED - P RETURN - TR INVESTMENT - G  INVESTMENT - G  INVESTMENT - G
-----------------------------------------------------------------------
09-Nov-94    74.35       $17,435         $87,175         $174,350

          SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
    DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES - THE VALUE-ADDED MARKET PORTFOLIO


(A) AVERAGE ANNUAL TOTAL RETURNS

               _                       _
               |______________________  |
FORMULA:       |       |                |
               |  /\ n | ERV            |
           T  =|    \  |-------------   |  - 1
               |     \ |  P             |
               |      \|                |
               |_                      _|


          T = AVERAGE ANNUAL COMPOUND RETURN
          n = NUMBER OF YEARS
          ERV = ENDING REDEEMABLE VALUE
          P = INITIAL INVESTMENT


                                                               (A)
 $1,000       ERV AS OF      AGGREGATE        NUMBER OF    AVERAGE ANNUAL
INVESTED - P  31-DEC-96      TOTAL RETURN     YEARS - n    COMPOUND RETURN -T
--------------------------------------------------------------------------------
31-Dec-95     $1,177.80         17.78%         1.00        17.78%

09-Nov-94     $1,486.10         48.61%         2.14        20.30%

(B)       GROWTH OF $10,000
(C)       GROWTH OF $50,000
(D)       GROWTH OF $100,000

FORMULA:  G= (TR+1)*P
          G= GROWTH OF INITIAL INVESTMENT
          P= INITIAL INVESTMENT
          TR= TOTAL RETURN SINCE INCEPTION

                            (B)             (C)             (D)
                         GROWTH OF       GROWTH OF       GROWTH OF
$10,000      TOTAL       $10,000         $50,000         $100,000
INVESTED - P RETURN - TR INVESTMENT - G  INVESTMENT - G  INVESTMENT - G
-----------------------------------------------------------------------

09-Nov-94    48.61       $14,861         $74,305         $148,610

               SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
   DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES - THE CORE EQUITY PORTFOLIO




(A) AVERAGE ANNUAL TOTAL RETURNS

               _                       _
               |______________________  |
FORMULA:       |       |                |
               |  /\ n | ERV            |
           T  =|    \  |-------------   |  - 1
               |     \ |  P             |
               |      \|                |
               |_                      _|


          T = AVERAGE ANNUAL COMPOUND RETURN
          n = NUMBER OF YEARS
          ERV = ENDING REDEEMABLE VALUE
          P = INITIAL INVESTMENT


                                                               (A)
 $1,000       ERV AS OF      AGGREGATE        NUMBER OF    AVERAGE ANNUAL
INVESTED - P  31-DEC-96      TOTAL RETURN     YEARS - n    COMPOUND RETURN -T
--------------------------------------------------------------------------------
31-Dec-95     $1,235.60         23.56%         1.00        23.56%

09-Nov-94     $1,409.10         40.91%         2.14        17.35%

(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT WAIVER OF
      FEES AND ASSUMPTION OF EXPENSES.


                    ______________________  |
FORMULA:            |       |               |
                    |  /\ n | EVb           |
                tb =|    \  |-------------  |  - 1
                    |     \ | P             |
                    |      \|               |
                    |_                     _|


           tb = AVERAGE ANNUAL COMPOUND RETURN
                (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER) n = NUMBER OF YEARS
           EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
                 ASSUMED BY FUND MANAGER)
           P = INITIAL INVESTMENT

                                                         (B)
  $1,000      EVb AS OF         NUMBER OF            AVERAGE ANNUAL
INVESTED - P  31-Dec-96         YEARS - n            COMPOUND RETURN - tb
--------------------------------------------------------------------------------
31-Dec-95     $1,230.10         1.00                 23.01%

09-Nov-94     $1,399.80         2.14                 16.99%

(C)           GROWTH OF $10,000
(D)           GROWTH OF $50,000
(E)           GROWTH OF $100,000

FORMULA:      G= (TR+1)*P
              G= GROWTH OF INITIAL INVESTMENT
              P= INITIAL INVESTMENT
              TR= TOTAL RETURN SINCE INCEPTION

                            (C)             (D)             (E)
                         GROWTH OF       GROWTH OF       GROWTH OF
$10,000      TOTAL       $10,000         $50,000         $100,000
INVESTED - P RETURN - TR INVESTMENT - G  INVESTMENT - G  INVESTMENT - G
-----------------------------------------------------------------------
09-Nov-94    40.91       $14,091         $70,455         $140,910

               SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
 DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES - THE AMERICAN VALUE PORTFOLIO


(A) AVERAGE ANNUAL TOTAL RETURNS

               _                       _
               |______________________  |
FORMULA:       |       |                |
               |  /\ n | ERV            |
           T  =|    \  |-------------   |  - 1
               |     \ |  P             |
               |      \|                |
               |_                      _|


              T = AVERAGE ANNUAL COMPOUND RETURN
              n = NUMBER OF YEARS
              ERV = ENDING REDEEMABLE VALUE
              P = INITIAL INVESTMENT

                                                                   (A)
 $1,000       ERV AS OF      AGGREGATE        NUMBER OF    AVERAGE ANNUAL
INVESTED - P  31-DEC-96      TOTAL RETURN     YEARS - n    COMPOUND RETURN -T
--------------------------------------------------------------------------------
31-Dec-95     $1,129.50         12.95%         1.00        12.95%

09-Nov-94     $1,580.30         58.03%         2.14        23.80%


(B)      GROWTH OF $10,000
(C)      GROWTH OF $50,000
(D)      GROWTH OF $100,000

FORMULA: G= (TR+1)*P
         G= GROWTH OF INITIAL INVESTMENT
         P= INITIAL INVESTMENT
         TR= TOTAL RETURN SINCE INCEPTION


                            (B)             (C)             (D)
                         GROWTH OF       GROWTH OF       GROWTH OF
$10,000      TOTAL       $10,000         $50,000         $100,000
INVESTED - P RETURN - TR INVESTMENT - G  INVESTMENT - G  INVESTMENT - G
-----------------------------------------------------------------------
09-Nov-94    58.03       $15,803         $79,015         $158,030

               SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
  DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES - THE GLOBAL EQUITY PORTFOLIO


(A) AVERAGE ANNUAL TOTAL RETURNS

               _                       _
               |______________________  |
FORMULA:       |       |                |
               |  /\ n | ERV            |
           T  =|    \  |-------------   |  - 1
               |     \ |  P             |
               |      \|                |
               |_                      _|

          T = AVERAGE ANNUAL COMPOUND RETURN
          n = NUMBER OF YEARS
          ERV = ENDING REDEEMABLE VALUE
          P = INITIAL INVESTMENT


                                                               (A)
 $1,000       ERV AS OF      AGGREGATE        NUMBER OF    AVERAGE ANNUAL
INVESTED - P  31-DEC-96      TOTAL RETURN     YEARS - n    COMPOUND RETURN -T
--------------------------------------------------------------------------------
31-Dec-95     $1,114.30         11.43%         1.00        11.43%

09-Nov-94     $1,263.90         26.39%         2.14        11.54%

(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT WAIVER OF
      FEES AND ASSUMPTION OF EXPENSES.

                    ______________________  |
FORMULA:            |       |               |
                    |  /\ n | EVb           |
                tb =|    \  |-------------  |  - 1
                    |     \ | P             |
                    |      \|               |
                    |_                     _|


                tb = AVERAGE ANNUAL COMPOUND RETURN
                    (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER)
                n = NUMBER OF YEARS
                EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
                      ASSUMED BY FUND MANAGER)
                P = INITIAL INVESTMENT



                                                         (B)
  $1,000      EVb AS OF         NUMBER OF            AVERAGE ANNUAL
INVESTED - P  31-Dec-96         YEARS - n            COMPOUND RETURN - tb
--------------------------------------------------------------------------------
31-Dec-95     $1,110.60         1.00                 11.06%

09-Nov-94     $1,257.60         2.14                 11.28%


(C)           GROWTH OF $10,000
(D)           GROWTH OF $50,000
(E)           GROWTH OF $100,000

FORMULA:      G= (TR+1)*P
              G= GROWTH OF INITIAL INVESTMENT
              P= INITIAL INVESTMENT
              TR= TOTAL RETURN SINCE INCEPTION


                            (C)             (D)             (E)
                         GROWTH OF       GROWTH OF       GROWTH OF
$10,000      TOTAL       $10,000         $50,000         $100,000
INVESTED - P RETURN - TR INVESTMENT - G  INVESTMENT - G  INVESTMENT - G
-----------------------------------------------------------------------
09-Nov-94    26.39       $12,639         $63,195         $126,390

               SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
     DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES - THE DEVELOPING GROWTH PORTFOLIO




(A) AVERAGE ANNUAL TOTAL RETURNS

               _                       _
               |______________________  |
FORMULA:       |       |                |
               |  /\ n | ERV            |
           T  =|    \  |-------------   |  - 1
               |     \ |  P             |
               |      \|                |
               |_                      _|




          T = AVERAGE ANNUAL COMPOUND RETURN
          n = NUMBER OF YEARS
          ERV = ENDING REDEEMABLE VALUE
          P = INITIAL INVESTMENT


                                                               (A)
 $1,000       ERV AS OF      AGGREGATE        NUMBER OF    AVERAGE ANNUAL
INVESTED - P  31-DEC-96      TOTAL RETURN     YEARS - n    COMPOUND RETURN -T
--------------------------------------------------------------------------------
31-Dec-95     $1,129.50         12.95%         1.00        12.95%

09-Nov-94     $1,735.50         73.55%         2.14        29.33%

(B)       GROWTH OF $10,000
(C)       GROWTH OF $50,000
(D)       GROWTH OF $100,000

FORMULA:  G= (TR+1)*P
          G= GROWTH OF INITIAL INVESTMENT
          P= INITIAL INVESTMENT
          TR= TOTAL RETURN SINCE INCEPTION


                            (B)             (C)             (D)
                         GROWTH OF       GROWTH OF       GROWTH OF
$10,000      TOTAL       $10,000         $50,000         $100,000
INVESTED - P RETURN - TR INVESTMENT - G  INVESTMENT - G  INVESTMENT - G
-----------------------------------------------------------------------
09-Nov-94    73.55       $17,355         $86,775         $173,550

               SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES - THE EMERGING MARKETS PORTFOLIO


(A) AVERAGE ANNUAL TOTAL RETURNS


               _                       _
               |______________________  |
FORMULA:       |       |                |
               |  /\ n | ERV            |
           T  =|    \  |-------------   |  - 1
               |     \ |  P             |
               |      \|                |
               |_                      _|


          T = AVERAGE ANNUAL COMPOUND RETURN
          n = NUMBER OF YEARS
          ERV = ENDING REDEEMABLE VALUE
          P = INITIAL INVESTMENT


                                                               (A)
 $1,000       ERV AS OF      AGGREGATE        NUMBER OF    AVERAGE ANNUAL
INVESTED - P  31-DEC-96      TOTAL RETURN     YEARS - n    COMPOUND RETURN -T
--------------------------------------------------------------------------------
31-Dec-95     $1,176.90         17.69%         1.00        17.69%

09-Nov-94     $1,176.80         17.68%         2.14         7.89%

(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT WAIVER OF
      FEES AND ASSUMPTION OF EXPENSES.


                    ______________________  |
FORMULA:            |       |               |
                    |  /\ n | EVb           |
                tb =|    \  |-------------  |  - 1
                    |     \ | P             |
                    |      \|               |
                    |_                     _|


             tb = AVERAGE ANNUAL COMPOUND RETURN
                  (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER)
             n = NUMBER OF YEARS
             EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
                   ASSUMED BY FUND MANAGER)
             P = INITIAL INVESTMENT


                                                         (B)
  $1,000      EVb AS OF         NUMBER OF            AVERAGE ANNUAL
INVESTED - P  31-Dec-96         YEARS - n            COMPOUND RETURN - tb
--------------------------------------------------------------------------------
31-Dec-95     $1,164.30         1.00                 16.43%

09-Nov-94     $1,161.10         2.14                  7.22%


(C)           GROWTH OF $10,000
(D)           GROWTH OF $50,000
(E)           GROWTH OF $100,000

FORMULA:      G= (TR+1)*P
              G= GROWTH OF INITIAL INVESTMENT
              P= INITIAL INVESTMENT
              TR= TOTAL RETURN SINCE INCEPTION

                            (C)             (D)             (E)
                         GROWTH OF       GROWTH OF       GROWTH OF
$10,000      TOTAL       $10,000         $50,000         $100,000
INVESTED - P RETURN - TR INVESTMENT - G  INVESTMENT - G  INVESTMENT - G
-----------------------------------------------------------------------
09-Nov-94    17.68       $11,768         $58,840         $117,680